                        L-3 COMMUNICATIONS HOLDINGS, INC.
                           RESTRICTED STOCK AGREEMENT

         This Restricted Stock Agreement (the "Agreement") is made this (the
"Award Date"), by and between L-3 Communications Holdings, Inc., a Delaware corporation (the "Corporation"), and [firstandlastname], an employee of the
Corporation or a subsidiary thereof (the "Participant").

          1.   Number of Shares. The Corporation hereby grants to the
               Participant [noshares] shares of common stock ("Common Stock") of the Corporation par value $.01 per share (the "Restricted
               Stock"), subject to the terms, conditions and restrictions set forth in the 1999 L-3 Communications Holdings, Inc. Long Term
               Performance Plan (the "Plan") and this Agreement.

          2.   Effectiveness of Grant; Registration of Shares.

               (a)  The grant of Restricted Stock shall be effective whether or not a copy of this Agreement is executed by the Participant.
                    Such Restricted Stock shall be forfeited, however, if the
                    Participant does not execute and return a copy of this
                    Agreement to the Corporation within 45 days after the date on which the Corporation sends to the Participant a copy of this Agreement executed by the Corporation, provided that
                    the Restricted Stock shall not be forfeited if the
                    Participant fails to execute and return a copy of the
                    Agreement to the Corporation because the Participant dies
                    prior to the expiration of the 45-day period.

               (b)  The Corporation shall cause the Participant to be registered as the shareholder with respect to the Restricted Stock on the records of the transfer agent for the Corporation as
                    soon as reasonably practicable after the Award Date. The
                    Corporation shall not be required to, but may, issue stock certificates evidencing the shares of Restricted Stock. To the extent that stock certificates are issued, the
                    Corporation shall retain physical possession of such stock certificates until the Restricted Period expires or
                    terminates.

          3.   Restrictions on Transfer. Until the Restricted Period has expired or terminated, the Restricted Stock shall not be assigned, transferred, pledged, hypothecated, loaned, or otherwise disposed of, and any assignment, transfer, pledge, hypothecation, loan or other disposition shall be null and void.

          4.   Restricted Period. Except as otherwise provided in paragraphs 5 and 6 hereof, the Restricted Period shall begin on the Award Date and expire on the third anniversary of the Award Date.

          5.   Change of Control. The Restricted Period shall terminate upon a
               "change of control." For purposes of the Plan and this Agreement, a change of control means:

               (a)  The acquisition by any person or group (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the
                    Exchange Act), other than the Corporation or any of its
                    subsidiaries, of beneficial ownership (within the meaning of
                    Rule 13d-3 promulgated under the Exchange Act) of 51% or
                    more of the combined voting power of the Corporation's then outstanding voting securities, other than by any employee
                    benefit plan maintained by the Corporation;

               (b)  The sale of all or substantially all the assets of the
                    Corporation, or of L-3 Communications Corporation or any
                    successor thereto; or

               (c)  The election, including the filling of vacancies, during any period of 24 months or less, of 50% or more of the members of the Board of Directors, without the approval of
                    Continuing Directors, as constituted at the beginning of
                    such period. "Continuing Directors" shall mean any director of the Corporation who either (i) is a member of the Board of Directors on the Award Date, or (ii) is nominated for
                    election to the Board of Directors by a majority of the
                    Board which is comprised of directors who were, at the time of such nomination, Continuing Directors.

          6.   Forfeiture on Termination of Employment.

               (a)  In the event that the Participant terminates employment with the Corporation and/or any of its subsidiaries (otherwise
                    than by reason of death, "retirement" or "disability," as
                    defined below) prior to the expiration or termination of the
                    Restricted Period, the Participant shall forfeit the
                    Restricted Stock. The Participant's rights to the Restricted
                    Stock shall not be affected by any change in the nature of the Participant's employment so long as the Participant
                    continues to be an employee of the Corporation or any of its subsidiaries.

               (b)  In the event the Participant terminates employment with the
                    Corporation and its subsidiaries because of "retirement,"
                    the Restricted Period shall expire in accordance with
                    paragraph 4. For purposes of the Plan and this Agreement,
                    retirement means the Participant (i) terminates employment with the Corporation and its subsidiaries more than one year after the Award Date, (ii) is available for consultation
                    with the Corporation or any of its subsidiaries at the
                    reasonable request of the Corporation or one of its
                    subsidiaries, and (iii) terminates employment on or after
                    attaining age 65 and completing at least five years of
                    continuous service, in the aggregate, with the Corporation and its subsidiaries.

               (c)  If the Participant terminates employment with the
                    Corporation and its subsidiaries because of death or
                    "disability," or if the Participant dies while he/she is
                    subject to paragraph 6(b) hereof, the Restricted Period
                    shall terminate. For purposes of the Plan and this
                    Agreement, disability means the Participant, as a result of incapacity due to

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                    physical or mental illness, becomes eligible for benefits
                    under the long-term disability plan or policy of the
                    Corporation or a subsidiary in which the Participant is
                    eligible to participate.

          7.   Employment. The Participant agrees that he/she will, during such employment, devote his/her entire time, energy and skill to the service of the Corporation or such subsidiary and the promotion of its interests, subject to vacations, sick leaves and other absences in accordance with the regular policies of the
               Corporation or such subsidiary. If the Participant acts in a manner contrary to the best interests of the Corporation or any of its subsidiaries and his/her employment is terminated (either by the Corporation, such subsidiary or the Participant), the
               Restricted Stock shall be forfeited immediately.

          8.   Rights of the Participant. Except as otherwise provided in this
               Agreement, the Participant shall have all the rights of a
               shareholder with respect to the Restricted Stock, including the right to vote and the right to receive all dividends or other distributions.

          9.   Adjustments Upon Change in Capitalization. In the event of any reorganization, merger, consolidation, recapitalization,
               reclassification, stock split, stock dividend or similar capital adjustment, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock or shares of Common Stock shall be changed into a different number of shares or into another class or classes, the Restricted Stock granted pursuant to this Agreement shall be adjusted to reflect such event.

          10.  General Restrictions. If the Board of Directors of the
               Corporation determines, in its discretion, that the listing, registration or qualification of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any government regulatory body is necessary or desirable as a condition of, or in connection with, the issue or transfer of shares in connection with the Restricted Stock, such shares will not be issued or transferred to the Participant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any
               conditions not acceptable to the Board of Directors. In the event that the Participant shall desire to sell or dispose of any shares of the Common Stock otherwise than through brokers'
               transactions on the New York Stock Exchange, the Participant agrees to give written notice to the Corporation of his/her intention to do so, describing briefly the manner of such
               proposed sale or disposition. As soon as reasonable practicable after receiving such written notice, the Corporation will notify the Participant as to whether, or the terms and conditions on which, such sale or disposition may be effected without further registration under the Securities Act of 1933, as amended. If, in the opinion of counsel for the Corporation, any further
               registration is required, the Participant agrees that he/she will not sell or dispose of any such shares until such registration shall have been effected.

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          11.  Delivery of Shares. Upon the expiration or termination of the
               Restricted Period and payment by the Participant of any
               applicable taxes pursuant to Section 13 of this Agreement, the
               Corporation shall, as soon as reasonably practicable, but subject to any delay necessary to comply with paragraph 10 hereof, deliver to a brokerage account established by the recordkeeper for the Plan in the name of the Participant to whom the
               Restricted Stock has been issued a certificate or certificates for the shares of Common Stock for which the Restricted Period has expired or terminated, registered in the name of such
               Participant (or such beneficiary or estate), free and clear of all restrictions. The Corporation shall not be required to deliver any fractional share of Common Stock, but shall pay, in lieu thereof, the fair market value (as defined in the Plan) as of the date the restrictions lapse of such fractional share to the Participant (or the Participant's beneficiary or estate). The
               Corporation shall pay any costs incurred by the Corporation in issuing such shares of Common Stock or establishing the brokerage account.

          12.  Section 83(b) Election. If the Participant elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year in which the
               Restricted Stock is awarded, the Participant shall furnish to the
               Corporation a copy of a completed and signed election form and shall pay (or make arrangements satisfactory to the Corporation to pay) to the Corporation, within 45 days after the Award Date, any Federal, state and local taxes required to be withheld with respect to the Restricted Stock.

          13.  Tax Withholding. Upon the expiration or termination of the
               Restricted Period, the Participant shall remit to the Corporation an amount sufficient to satisfy Federal, state and local
               withholding tax requirements as a condition to the Corporation's delivery of any certificate or certificates for such shares as provided in Section 11. The payment shall be in (i) cash, or (ii)
               a reduction in the number of shares of Common Stock otherwise issuable or other amounts otherwise payable pursuant to this
               Award, or (iii) a combination of (i) and (ii).

          14.  Subsidiary. As used herein, the term "subsidiary" shall mean any present or future corporation coming within the definition of
               "subsidiary corporation" contained in Section 424(f) of the
               Internal Revenue Code of 1986, as from time to time amended.

          15.  Plan Governs. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by its terms, all of which are incorporated herein by reference. The Plan shall govern in the event of any conflict between this Agreement and the Plan.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the day and year first above written.

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                                             Christopher C. Cambria
                                             Senior Vice President, Secretary &
                                             General Counsel

         David M. Reilly
         Vice President, Assistant Secretary

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                                             Employee Signature

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                                             Employee Social Security Number

                                             Current Employee Address:

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